Trade receivables and others	12 Months Ended
Dec. 31, 2023
Trade and other non-current receivables [abstract]
Trade receivables and others	Trade receivables and others
Trade receivables and others are analyzed as follows:

	Year ended December 31,
(in thousands of euro)	2021	2022	2023
Other receivables	814	61	104
Research tax credit(1)	10,310	25,904	29,755
Other tax credits	333	361	360
Prepaid expenses (2)	2,582	4,672	5,693
VAT refund	1,170	1,614	1,037
Trade account receivables (3)	846	3,080	15,233
Prepayments made to suppliers	2,364	2,652	3,374
Receivables and others - current	18,420	38,345	55,557
Research tax credit(1)	29,821	13,018	9,800
Prepaid expenses (2)	—	1,081	754
Receivables and others - non-current	29,821	14,099	10,554
Trade receivables and others	48,241	52,445	66,111
(1)In accordance with the principles described in Note 2.q, the research tax credit (Crédit d’Impôt Recherche or “CIR”) is recognized as other operating income in the year to which the eligible research expenditure relates. The amount of €9,800 thousand recognized in non-current receivables corresponds to the CIR for the 2023 tax year following the fact that the Company no longer met the eligibility criteria for the SME status as of December 31, 2023. Thus, the CIR for the 2023 represented a non-current receivable which will in principle be offset against the French corporate income tax due by the Company with respect to the three following years, or refunded if necessary upon expiry of such a period. The amount of CIR recognized as current receivables as of December 31, 2023 comprises the research tax credit for the 2019 and 2020 tax years, for which the three years period has expired as of December 31, 2023. The CIR for 2019 was reimbursed in February 2024 for an amount of €16,737 thousands. Repayment of the 2020 CIR is expected in 2024 in the amount of €13,018 thousand euros. As a reminder, the Company has already benefited from the reimbursement of the CIR for the 2021 tax year during 2022 for an amount of €10,302 thousand euros and of the CIR for the 2022 tax year during 2023 for an amount of €9,167 thousand euros. These amounts were received by the Company on November 16, 2022 and July 21, 2023 respectively.
(2)As of December 31 2023 and December 31, 2022, the prepaid expenses includes amounts of €1,005 thousand and €1,256 thousand, respectively, relating to the guarantee fees in line with the two State Guaranteed Loans from Société Générale and BNP Paribas. Following the extension of these two loans repayment for an additional period, the full amount of the guarantee fee over the additional five-year period has been recognized as an operating expense in 2022. As of December 31, 2023, an adjustment is made through the prepaid accounts to reflect the fact that the expenses are related to the fiscal year (see note 9).
(3)As of December 31, 2023, the amount is mainly comprised of invoice of €15,000 thousand issued in December 2023 following the exercise of the license option by Sanofi. This amount was collected by the Company in January 2024.As a reminder, as of December 31, 2022, the amount is entirely comprised of the receivables from AstraZeneca for an amount of €1,775 thousand and €1,303 thousand in line with the performance of research and development services under the monalizumab and IPH5201 collaboration agreements, respectively.

Trade receivables and others have payment terms of less than one year. No valuation allowance was recognized on trade receivables and others as the credit risk of each of debtors was considered as not significant.